EXHIBIT 99.1

Victory Energy Announces Voting Results from Special Meeting of Stockholders

AUSTIN, TX.--(Globe NewsWire)-- Victory Energy Corporation (OTCQB:VYEY) ("Victory" or the “Company”), today announced the voting results from its special meetings of stockholders held on November 20, 2017. Approximately 74 percent of all outstanding shares were present or represented by proxy at the meeting.

The Board of Directors had recommended a vote for each of the three stockholder proposals, and each proposal succeeded in receiving affirmative votes from a majority of the total shares that were represented at the meeting and entitled to vote and, accordingly, they all passed. The approximate percentages of the shares present or represented by proxy at the meeting that were voted in favor of each of the three shareholder proposals were as follows:

•	To approve the amended and restated articles of incorporation: approximately 73.68 percent of the shares that were entitled to vote.
•	To approve the divestiture of all the Company’s partnership interests in Aurora Energy Partners: approximately 99.98 percent of the shares that were present or represented by proxy at the meeting and entitled to vote.
•	To approve the 2017 Equity Incentive Plan: approximately 99.96 percent of the shares that were present or represented by proxy at the meeting and entitled to vote.

The Company reported that stockholders approved the election of each of Victory’s seven director nominees. Each director nominee received affirmative votes from approximately 99.96 percent of the shares voted, excluding abstentions and broker non-votes, as follows:

Director Nominee	For	% Vote Withheld
Ronald Zamber	99.96%	0.04%
Kevin Deleon	99.96%	0.04%
Kenneth Hill	99.96%	0.04%
Robert Grenley	99.96%	0.04%
Ricardo Salas	99.96%	0.04%
Julio Herrera	99.96%	0.04%
Eric Eilertsen	99.96%	0.04%

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Kenny Hill, Victory’s Chief Executive Officer commented, “We are pleased that our stockholders voted overwhelmingly to approve this transaction and recognize the value of transforming Victory into a technology-driven, friction reducing oilfield products and services company. We believe this alliance with Liquidmetal Coatings’ affiliate, Armacor Victory Ventures, is a win for both companies and their respective stockholders. The alliance will provide Victory with a combination of patent-protected products, a rapidly developing commercial marketplace and exclusive distribution rights, that we believe create an ideal opportunity to scale product sales distribution and related services quickly into the major oil and gas basins of North America, including the Permian, Oklahoma STACK/SCOOP and Eagle Ford. We believe the Armacor patented brand of mid-pipe coating and RFID enclosure products will provide the perfect entry-point foundation to grow our Company and allow us to play a major role in addressing the industry’s need to operate more effectively in a low commodity price environment. Additional Liquidmetal Coatings products will be brought into market as they are approved by the upstream oil and gas companies who are already performing field testing. To aid in the acceleration of our distribution channels and quickly grow the business, we intend to begin acquiring already-identified U.S. oilfield service companies that are recognized for their quality products and services in the major U.S. oil and natural gas basins they serve.”

The official voting results for each item voted on by stockholders will be disclosed in a report on Form 8-K to be filed shortly with the Securities and Exchange Commission.

About Victory Energy

Victory Energy Corporation (VYEY), is an Austin, Texas based publicly held oil and gas exploration and production Company that is a technology-driven, friction reducing oilfield products and services business. For more information about the Company, please visit www.vyey.com.

About Armacor Victory Ventures, LLC

Armacor Victory Ventures, LLC is an affiliate of Liquidmetal Coatings and the grantor of the global exclusive license to Victory Energy for products and services in oilfield services. Liquidmetal Coatings Armacor® branded materials harness a revolutionary material technology based on amorphous metal technology discovered in conjunction with NASA. Considered one of their top discoveries, it has the potential to fundamentally change the paradigm in material science and the industries for which Liquidmetal Coatings makes products. They harness this technology to produce the world’s leading wear and corrosion solutions. The unique amorphous metal technology protects drill pipe, casings, and other critical assets to a degree that competitors have historically proven unable to match. This allows oil and gas producers, drillers and even applicators to maximize their asset management and field efficiencies.

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Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this press release, the words “will,” “potential,” “believe,” “estimated,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “project,” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Among these forward-looking statements are statements regarding (a) management’s ability to transform Victory into a technology-driven, friction reducing oilfield products and services company, (b) the benefits of an alliance with Liquidmetal Coatings’ affiliate, Armacor Victory Ventures, (c) Victory’s ability to utilize patent-protected products to grow Victory’s revenues and achieve profitability, (d) the rapid nature of the growth of the commercial marketplace for Liquidmetal products, (e) Victory’s ability to scale product sales distribution and related services quickly into the major oil and gas basins of North America, including the Permian, Oklahoma STACK/SCOOP and Eagle Ford, (f) Victory’s ability to play a major role in addressing the industry’s need to operate more effectively in a low commodity price environment, (g) Victory’s ability to bring in additional Liquidmetal Coatings products in the future, and (h) the Victory’s ability to acquire already-identified U.S. oilfield service companies. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, including but not limited to, the ability of Armacor Victory Ventures to make the $5 million capital contribution contemplated by our Transaction Agreement with Armacor Victory Ventures or our ability to otherwise finance our new business plan, our ability to successfully complete pending or expected acquisitions, integrate them with our operations and realize the anticipated benefits from the acquisitions, any unexpected costs or delays in connection with the acquisitions, our ability to finance the acquisition on terms acceptable to us or at all and other factors described in the Company Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and any updates to those risk factors set forth in the Company’s Quarterly Reports on Form 10-Q filed thereafter. Further information on such assumptions, risks and uncertainties is available in the Company’s other filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s website at www.sec.gov, and on the Company’s website at www.vyey.com.

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Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor and Media Contact:

Al Petrie Advisors

Clay Jeansonne

713-824-6368

clay@alpetrie.com

Victory Energy Corporation: Kenneth Hill - Chief Executive Officer

Phone: 512-347-7300

Kenny@vyey.com

Armacor Victory Ventures Investor and Media Contact: Rachel Cui

Phone: 281-359-1283

Rachel.cui@liquidmetal-coatings.com

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